Exhibit 10.5
------------



                        INDEPENDENT CONTRACTOR AGREEMENT
                        --------------------------------

================================================================================


This Independent Contractor Agreement ("Agreement") is made and effective this 15th day of May, 2004,

BETWEEN:            Rebecca Miller (the "Independent Contractor"),  of 2612 West
                    --------------
                    13th Avenue, Vancouver, BC, V6K 2T2:


AND:                Europa  Trade Agency Ltd.  (the  "Company"),  a  corporation
                    -------------------------
                    organized and existing under the laws of the State of Nevada and having an office at 3715 West 14th Avenue, Vancouver, BC, V6R 2W8

RECITALS
--------

Independent Contractor is engaged in providing sales and marketing consulting services.

Company desires to engage and contract for the services of the Independent Contractor to perform certain tasks as set forth below. Independent Contractor desires to enter into this Agreement and perform as an independent contractor for the company and is willing to do so on the terms and conditions set forth below.


NOW, THEREFORE, in consideration of the above mutual promises and conditions contained in this Agreement, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1.   TERMS
----------

This Agreement shall be effective commencing May 15, 2004, and shall continue until terminated by either party as provided herein.


2.   STATUS OF INDEPENDENT CONTRACTOR
-------------------------------------

This Agreement does not constitute a hiring by either party. It is the parties intentions that Independent Contractor shall have an independent contractor status and not be an employee for any purposes. Independent Contractor shall retain sole and absolute discretion in the manner and means of carrying out their activities and responsibilities under this Agreement. This Agreement shall not be considered or construed to be a partnership or joint venture, and the Company shall not be liable for any obligations incurred by Independent Contractor unless specifically authorized in writing. Independent Contractor shall not act as an agent of the Company, ostensibly or otherwise, nor bind the Company in any manner, unless specifically authorized to do so in writing.


3.   TASKS, DUTIES, AND SCOPE OF WORK
-------------------------------------

     a. Independent Contractor agrees to devote as much time, attention, and energy as necessary to complete or achieve the following: market and
                                                                    ----------
          assist in selling the Company's products, which is referred to in this
          ----------------------------------------
          Agreement as the "Scope of Work".

     b. Independent Contractor shall additionally perform any and all tasks and duties associated with the Scope of Work set forth above, including but not limited to, work being performed already or related change orders. Independent Contractor shall not be entitled to engage in any activities which are not expressly set forth by this Agreement.



--------------------------------------------------------------------------------
Independent Contractor Agreement                                    Page 1 of 5

     c. The books and records related to the Scope of Work set forth in this Agreement shall be maintained by the Independent Contractor at the Independent Contractor's principal place of business and open to inspection by Company during regular working hours. Documents to which Company will be entitled to inspect include, but are not limited to, any and all contract documents, change orders/purchase orders and work authorized by Independent Contractor or Company on existing or potential projects related to this Agreement.

     d. Independent Contractor will not be required to follow or establish a regular or daily work schedule. Independent Contractor will not rely on the equipment or offices of Company for completion of tasks and duties set forth pursuant to this Agreement. Any advice given Independent Contractors regarding the scope of work shall be considered a suggestion only, not an instruction. Company retains the right to inspect, stop, or alter the work of Independent Contractor to assure its conformity with this Agreement.


4.   COMPENSATION
-----------------

     a. Independent Contractor shall be entitled to compensation for performing those tasks and duties related to the Scope of Work as follows:

          50% of the net profits made by the Company in relation to sales Independent Contractor facilitates. In addition, Independent Contractor will be paid 50% of the value of ongoing agreements with customers which are sold, transferred or assigned by the Company, provided Independent Contractor facilitated dealings with that customer. Independent Contractor is entitled to review, and engage an independent accountant to review, any and all books and records relating to sales facilitated by Independent Contractor.

     b. Such compensation shall become due and payable to Independent Contractor in the following time, place, and manner:

          Forthwith upon payment to the Company by any customer.


5.   NOTICE CONCERNING WITHHOLDING OF TAXES
-------------------------------------------

Independent Contractor recognizes and understands that it will receive a statement from the Company setting out amounts due and related tax statements, and will be required to file tax returns and pay taxes in accordance with all provisions of applicable tax laws. Independent Contractor hereby promises and agrees to indemnify the Company for any damages or expenses, including attorney's fees, and legal expenses, incurred by the Company as a result of independent contractor's failure to make such required payments.


6.   AGREEMENT TO WAIVE RIGHTS TO BENEFITS
------------------------------------------

     a. Independent Contractor hereby waives and foregoes the right to receive any benefits given by Company to its regular employees, including, but not limited to, health benefits, vacation benefits and sick leave benefits. This waiver is applicable to all non-salary benefits which might otherwise be found to accrue to the Independent Contractor by virtue of their services to Company, and is effective for the entire duration of Independent Contractor's engagement with Company. This waiver is effective independently of Independent Contractor's employment status as adjudged for taxation purposes or for any other purpose.

     b. Neither this Agreement, nor any duties or obligations under this Agreement may be assigned by either party without the consent of the other.



--------------------------------------------------------------------------------
Independent Contractor Agreement                                    Page 2 of 5

7.   TERMINATION
----------------

This Agreement may be terminated prior to the completion or achievement of the Scope of Work by either party giving 60 days' prior written notice to the other. Such termination shall not prejudice any other remedy to which the terminating party may be entitled, either by law, in equity, or under this Agreement.


8.   NON-DISCLOSURE OF TRADE SECRETS, CUSTOMER LISTS AND OTHER PROPRIETARY
--------------------------------------------------------------------------
     INFORMATION
     -----------

     a. Independent Contractor agrees not to disclose or communicate, in any manner, either during or after Independent Contractor's agreement with Company, information about Company, its operations, clientele, or any other information, that relate to the business of Company including, but not limited to, the names of its customers, its marketing strategies, operations, or any other information of any kind which would be deemed confidential, a trade secret, a customer list, or other form of proprietary information of Company. Independent Contractor acknowledges that the above information is material and confidential and that it affects the profitability of Company.

     b. Independent Contractor understands that any breach of this provision, or that of any other Confidentiality and Non-Disclosure Agreement, is a material breach of this Agreement. To the extent Independent Contractor feels they need to disclose confidential information, they may do so only after obtaining written authorization from the President of the Company.


9.   NON-SOLICITATION
---------------------

Independent Contractors shall not, during the Agreement and for a period of one year immediately following termination of this Agreement, either directly or indirectly, call on, solicit, or take away, or attempt to call on, solicit, or take away, any of the customers or clients of the Company on whom Independent Contractor called or became acquainted with during the terms of this Agreement, either for their own benefit, or for the benefit of any other person, firm, corporation or organization.


10.  NON-RECRUIT
----------------

Independent Contractor shall not, during this Agreement and for a period of one year immediately following termination of this agreement, either directly or indirectly, recruit any of Company's employees for the purpose of any outside business.


11.  RETURN OF PROPERTY
-----------------------

On termination of this Agreement, or whenever requested by the parties, each party shall immediately deliver to the other party all property in its possession, or under its care and control, belonging to the other party to them, including but not limited to, proprietary information, customer lists, trade secrets, intellectual property, computers, equipment, tools, documents, plans, recordings, software, and all related records or accounting ledgers.


12.  EXPENSE ACCOUNTS
---------------------

Independent Contractor and the Company agree to maintain separate accounts in regards to all expenses related to performing the Scope of Work. Independent Contractor is solely responsible for payment of expenses incurred pursuant to this Agreement unless provided otherwise in writing by the President of the company. Independent Contractor agrees to execute and deliver any agreements and documents prepared by Company and to do all other lawful acts required to establish document and protect such rights.



--------------------------------------------------------------------------------
Independent Contractor Agreement                                    Page 3 of 5

13.  WORKS FOR HIRE
-------------------

Independent Contractor agrees that the Scope of Work, all tasks, duties, results, inventions and intellectual property developed or performed pursuant to this Agreement are considered "works for hire" and that the results of said work is by virtue of this Agreement assigned to the Company and shall be the sole property of Company for all purposes, including, but not limited to, copyright, trademark, service mark, patent, and trade secret laws.


14.  LEGAL COMPLIANCE
---------------------

Independent Contractor is encouraged to treat all company employees, customers, clients, business partners and other affiliates with respect and responsibility. Independent Contractor is required to comply with all laws, ethical codes and company policies, procedures, rules or regulations, including those forbidding sex harassment, discrimination, and unfair business practices.


15.  LICENSING, WORKERS' COMPENSATION AND GENERAL LIABILITY INSURANCE
---------------------------------------------------------------------

Independent Contractor agrees to immediately supply the Company with proof of any licensing status required to perform the Scope of Work pursuant to this Agreement, Workers' Compensation Coverage where required by law and General Liability Insurance (including malpractice insurance, if warranted), upon request of the Company.


16.  PERSONS HIRED BY INDEPENDENT CONTRACTOR
--------------------------------------------

All persons hired by Independent Contractor to assist in performing the tasks and duties necessary to complete the Scope of Work shall be the employees of Independent Contractor unless specifically indicated otherwise in an agreement signed by all parties. Independent Contractor shall immediately provide proof of Workers' Compensation insurance and General Liability insurance covering said employees, upon request of the Company.


17.  NOTICES
------------

Any notice to be given hereunder by any party to the other may be affected either by personal delivery in writing, or by mail, registered or certified, postage pre-paid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraphs of this Agreement, but each party may change their address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing. Independent Contractor agrees to keep Company current as to their business and mailing addresses, as well as telephone, facsimile, email and pager numbers.


18.  ATTORNEY'S FEES AND COSTS
------------------------------

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements incurred both before or after judgment in addition to any other relief to which such party may be entitled.


19.  MEDIATION AND ARBITRATION
------------------------------

Any controversy between the parties to this Agreement involving the construction or application of any of the terms, provisions, or conditions of this Agreement, shall on written request of either party served on the other, be submitted first to mediation and then if still unresolved to binding arbitration. Said arbitration shall comply with and be governed by the provisions of the Commercial Arbitration Act (British Columbia) unless the Parties agree otherwise


--------------------------------------------------------------------------------
Independent Contractor Agreement                                    Page 4 of 5
in writing. The attorneys' fees and costs of arbitration shall be borne by the losing party, as set forth in paragraph 18, unless the Parties stipulate otherwise, or in such proportions as the arbitrator shall decide.


20.  REPRESENTATION
-------------------

Each party of this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party hereto, or anyone acting on behalf of any party hereto, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement shall be effective only if it is in writing, signed and dated by all parties hereto.


21.  INDEMNIFICATION
--------------------

Independent Contractor shall defend, indemnify, hold harmless, and insure Company from any and all damages expenses or liability resulting from or arising out of, any negligence or misconduct on Independent Contractor's part, or from any breach or default of this Agreement which is caused or occasioned by the acts of Independent Contractor. Independent Contractors shall insure that its employees and affiliates take all actions necessary to comply with the terms and conditions set forth in this Agreement. Independent Contractor shall name Company as an additional insured on all related insurance policies including workers compensation, and general liability.


22.  CONTAINMENT OF ENTIRE AGREEMENT
------------------------------------

This Agreement is an independent document and supersedes any and all other Agreements, either oral or in writing, between the parties hereto, except any Confidentiality, Trade Secret, Non-Compete, Non-Disclosure, Indemnification or Arbitration Agreement. This Agreement contains all of the covenants and Agreements between the parties, except for those set forth in any Confidentiality, Trade Secret, Non-Compete, Non-Disclosure, or Arbitration Agreement.


23.  PARTIAL INVALIDITY
-----------------------

If any provision of this Agreement is held by a Court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way. This Agreement shall not be terminated by the merger or consolidation of the Company into or with any other entity.


24.  GOVERNING LAW
------------------

This Agreement shall be governed by, and construed under, the laws of the province of British Columbia.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


EUROPA TRADE AGENCY LTD.
------------------------


/s/ Thomas Lamb                            /s/ Rebecca Miller
-------------------------------------      -------------------------------------
Authorized Signature                       Rebecca Miller




--------------------------------------------------------------------------------
Independent Contractor Agreement                                    Page 5 of 5